Exhibit 32.1


                   Globalwise Investments, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Globalwise Investments, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the quarterly report on Form 10-QSB of the Company for the quarter ended
      March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Donald R. Mayer
Date: May 10, 2006                    ________________________________
                                      Donald R. Mayer
                                      Principal Executive Officer
                                      Principal Financial Officer